UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  March 9, 2018

DPW HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

48430 Lakeview Blvd, Fremont, CA 94538-3158
 (Address of principal executive offices) (Zip Code)

(510) 657-2635
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 8, 2018, Super Crypto Mining, Inc. (“SCM”), a Delaware corporation and wholly owned subsidiary DPW Holdings, Inc., a Delaware corporation (the “Company”), entered into an Asset Purchase Agreement (the “APA”) with Blockchain Mining Supply & Services Ltd. (“BMSS”). Pursuant to the APA, SCM has agreed to acquire 1,100 Antminer S9s (the “Miners”) manufactured by Bitmain Technologies, Inc. (the “Bitmain”), in connection with SCM’s mining operations, from BMSS. Pursuant to the APA, SCM will pay an aggregate of $3,200,000 to BMSS for the Miners, in the following amounts and on the following dates: (i) $163,625.00, or 5% of the aggregate purchase price, with $80,000.00 being paid on March 9, 2018 and $83,625.00 being payable on March 13, 2018; (ii) an additional $1,487,500.00, or approximately 46% of the aggregate purchase price, on or before March 23, 2018, providing the inspection conducted by SCM of the Miners is satisfactory to SCM, and (iii) the balance of 1,621,375.00, or approximately 51% of the aggregate purchase price on or before April 15, 2018. The Company intends to fund SCM’s acquisition of the Miners though the proceeds derived from its ongoing At-the-Market Offering described in the Prospectus Supplement filed with the SEC on February 27, 2018.

The foregoing are only brief descriptions of the material terms of the APA, the form of which is attached hereto as Exhibit 10.1, and is incorporated herein by reference. The foregoing does not purport to be a complete description of the rights and obligations of the parties thereunder and such descriptions are qualified in their entirety by reference to such exhibit.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 2.01

Item 7.01 Regulation FD Disclosure.

On March 8, 2018, the Company issued a press release announcing that it had entered into the preliminary agreement, which press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item, Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Exhibits and Financial Statements.

(d)	Exhibits:

Exhibit No.	Description
10.1	Asset Purchase Agreement by and between Super Crypto Mining, Inc. and Blockchain Mining Supply & Services Ltd. dated March 8, 2018
99.1	Press Release issued by DPW Holdings, Inc. on March 8, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPW HOLDINGS, INC.

Dated: March 9, 2018	/s/ Milton C. Ault, III
Milton C. Ault, III Chief Executive Officer